Exhibit 99.2

Truett - Hurst, Inc. FY15Q1 Earnings Call November 10, 2014 NASDAQ: THST 1

2 Safe Harbor Statement This presentation (including the presentation and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of Truett - Hurst, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, a reduction in the supply of grapes and bulk wine available to us ; significant competition ; any change in our relationships with retailers could harm our business ; we may not achieve or maintain profitability in the future ; the loss of key employees ; a reduction in our access to, or an increase in the cost of, the third - party services we use to produce our wine could harm our business ; credit facility restrictions on our current and future operations ; failure to protect, or infringement of, trademarks and proprietary rights ; these factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report or detailed in our periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on us, please refer to our filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the our Investor Relations website at http : //www . truetthurstinc . com . For additional information, see our annual report for the period ended June 30 , 2014 on Form 10 - K filed on September 29 , 2014 , or our other reports currently on file with the Securities and Exchange Commission, which contain a more detailed discussion of risks and uncertainties that may affect future results . We do not undertake to update any forward - looking statements unless otherwise required by law .

Agenda • FY15Q1 THST Overview • Industry Overview – 2014 Harvest – US Wine Market Metrics • Execution of Growth Plan • FY15Q1 Financial Highlights • Q&A

FY15Q1 vs. FY14Q1 ― Revenue growth of 20% with net sales of $6.5 million (an increase of $1.1 million versus prior quarter) ― 3% increase in Wholesale ― 14% increase in DTC ― 194% increase in Internet ― Overall gross margin percent increased to 38% from 33% and gross profit dollars grew 36% to $2.4 million (an increase of $0.6 million versus prior year) ― Wholesale +1.3% ― DTC +4.8% ― Internet +6.9% ― Operating expenses of $2.5 million ― $0.4 million incremental investment in sales and marketing ― $0.2 million increase in general and administrative 4

2014 California Grape Harvest Recap 5 • 3 rd largest harvest on record behind 2012 and 2013 • For California vineyards, high yields in 35% and low/average yields in 65% – Mendocino, Dry Creek, Central Coast = low – Sonoma Valley, Paso Robles, Napa = med/high • Very high quality statewide • Spot buying prices decrease as tanks were full • Large supply could trigger discounting though overall demand is still increasing

US Off Premise and DTC Channel Growth 6 Source: Wines and Vines, October 15, 2014

7 US Off Premise prices continue to increase creating gross margin and net sales opportunities

8 US Wine Consumption increases for 7 th consecutive year 1) All wine types including sparkling wine, dessert wine, vermouth, other special natural and table wine. Based upon Bureau of the Census estimated resident population. Per capita consumption will be higher if based on legal drinking age population. 2) Because of changes in reporting, these numbers include all still wines not over 14 percent alcohol. History revised. 3) Source: Wine Institute/ Gomberg, Fredrikson & Associates.

9 On - Line Direct to Consumer Pageviews – The Wine Spies doubles • Significant increase in pageviews at The Wine Spies • TWS has second highest average price & lowest average discount indicative of sustainable model with new partners

Execution of Growth Plan • New Customer Acquisition – New partnership with Target Corporation with anticipated Q4 FY15 launch • Initial commitment to between 8 and 12 brands including innovation products and retailer direct • Adds approximately 1,300 incremental points of distribution for these products – Kroger adds multiple national brands to product mix • Product Line Extensions – Final development and production of previously announced retail exclusive extensions with Total Wines & More and Safeway • Innovation – THST brands and innovation products have recently received numerous packaging awards – Progress on Paperboy bottle enhancements - continued strong interest with distribution and retail partners – Preparing for rollout of CA Winecraft project 10

THST Packaging Awards Pentaward Worldwide Packaging Awards – Gold medal for wine design, Paperboy Harpers Wine & Spirit Global Design Awards – Best overall design agency – Gold medal in special packaging, Paperboy – Silver medal for white wine over $10, VML Gewurztraminer – Silver medal for white wine under $10, CA Square Bottle – Silver medal for red wine under $10, CA Square Bottle – Silver medal for best packaging, CA Square Bottle Creativity International Graphic Designer & Advertising Agency Awards – Gold medal in food and beverage packaging, VML Gewurztraminer Graphics Design Annual Review Best in Design – Silver medal, CA Square Bottle San Francisco International Wine Competition – Double gold medal in packaging design, CA Square Bottle – Double gold medal in packaging design, Paperboy – Gold medal in packaging design, VML Gewurztraminer Dieline Consumer Packaging Awards – First place in wine and champagne category, Paperboy Beverage World Bev Star Awards – Best wine label, Curious Beasts – Best overall package design, Curious Beasts – Sustainability in a package, Paperboy Beverage Industry magazine – Nominated as one of 10 finalists, Paperboy (winner is selected by the readership, with results published in the December issue; http://www.bevindustry.com/vote - best - packages - 2014) 11

FY15Q1 FINANCIAL HIGHLIGHTS

FY15Q1 Financial Highlights 13 • Top line growth compared both prior year same quarter and fourth quarter FY14 • Continued progress on gross margin percentages allowing for growth in gross margin contribution dollars to increase more quickly than net revenue • Incremental investments in fixed operating expenses slowing FY 14 FY 15 Change vs. Q1 15 Q1 Q2 Q3 Q4 Q1 Q1 FY14 % D Q4 FY14 % D Net sales 5,386 5,996 5,160 5,515 6,482 1,096 20.3% 967 17.5% Gross profit 1,789 2,121 1,752 1,767 2,435 646 36.1% 668 37.8% Gross Margin % 33.2% 35.4% 34.0% 32.0% 37.6% 4.4% 5.6% Sales and marketing 1,154 1,399 1,377 1,551 1,565 (411) 35.6% (14) 0.9% General and administrative 736 588 613 763 943 (207) 28.1% (180) 23.6% Other - (1) 400 88 2 (2) 86 Total Operating Expenses (1) 1,890 1,986 2,390 2,402 2,510 (620) (108) (1) Non-cash stock compenstion expense: Sales and marketing 106 78 40 117 83 23 34 General and administrative 8 9 11 67 55 (47) 12 114 87 51 184 138 (24) 46 (2) Expenses as a % of Net Sales Sales and marketing 21.4% 23.3% 26.7% 28.1% 24.1% -2.7% 4.0% General and administrative 13.7% 9.8% 11.9% 13.8% 14.5% -0.8% -0.7%

14 FY15Q1 Financial Highlights Gross margin contribution from each channel exceeded top line growth due to expanding margin percentages. Increasing case volumes allows The Wine Spies to increase average price and lower cost of sales resulting in strong margin improvement. Prior year first quarter benefited from the launch of two new products while Q1 FY15 had no product launch activity New product and major retail customer launches will continue to impact quarterly comparisons. Q1 2014 2015 B / (W) % D Net Sales Wholesale 4,022 4,138 116 2.9% Direct to Consumer 928 1,060 132 14.2% Internet 436 1,284 848 194.5% 5,386 6,482 1,096 20.3% Gross Profit Wholesale 1,055 1,138 83 7.9% Direct to Consumer 557 687 130 23.3% Internet 177 610 433 244.6% 1,789 2,435 646 36.1% Gross Margin Wholesale 26.2% 27.5% 1.3% Direct to Consumer 60.0% 64.8% 4.8% Internet 40.6% 47.5% 6.9% 33.2% 37.6% 4.4%

15 FY15Q1 Financial Highlights Y-O-Y 2014 2015 D in Q4 Q1 WC Total Assets 34,328 39,517 Total Liabilities 15,910 21,112 Total Equity 18,418 18,405 34,328 39,517 Cash and cash equivalents 5,567 4,752 Property & equipment, net 5,553 5,845 Major Working Capital Accounts A/R 3,300 3,959 (659) Inventories 17,179 23,660 (6,481) Bulk Wine Deposit 1,424 - 1,424 AP & Accrueds 3,194 7,758 4,564 (1,152) Interest Bearing Debt Credit facilities 8,685 9,055 Other Interest Bearing Debt 3,927 3,826 12,612 12,881

Q & A 16

17 APPENDIX 1. Contact Information 2. Conference Call Playback Information 3. First Quarter Fiscal 2015 Pro forma Diluted EPS & Market Cap

Appendix I - Contact Information 18 Phillip L. Hurst Chief Executive Officer, President Email: Phil@truetthurst.com T: 707.433.4408 M: 707.318.7480 Paul A. Forgue Chief Financial Officer & Chief Operations Officer Email: paul@truetthurst.com T: 707.431.4423 M: 707.494.3452 www.truetthurstinc.com ir@truetthurstinc.com

Appendix II – Call Playback Information Transcript, when available, at: www.truetthurstinc.com Webcast/PowerPoint / Replay available at: www.truetthurstinc.com/investors Transcript available until November 18, 2014. 19

Appendix III Adjusted Pro Forma EPS & Market Cap September 30, 2014 Net loss attributable to Truett-Hurst, Inc. and H.D.D. LLC (100)$ Adjusted Pro Forma Basic & Diluted Loss Per Share Weighted average Class A common stock 3,750,472 LLC units assuming 100% LLC membership conversion 3,164,172 Total weighted average basic pro forma shares outstanding 6,914,644 Adjusted Pro Forma Basic Loss Per Share Calculation (0.01)$ Adjusted Market Capital based on September 30, 2014 Class A common stock closing price of $5.55 38,376,274$ TRUETT-HURST INC. AND SUBSIDIARIES Adjusted Pro Forma Basic Loss Per Share & Market Cap As of September 30, 2014 (assumes 100% conversion of LLC units to THST Class A stock ) 20